Background of Company	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Background of Company

Note 1 Background of Company

Intelsat S.A. (the “Company”, “we”,” us” or “our”) provides satellite communications services worldwide through a global communications network of 50 satellites in orbit as of December 31, 2014 and ground facilities related to the satellite operations and control, and teleport services.

Initial Public Offering

On April 23, 2013, we completed our initial public offering, in which we issued 22,222,222 common shares, and a concurrent public offering, in which we issued 3,450,000 5.75% Series A mandatory convertible junior non-voting preferred shares (the “Series A Preferred Shares”), at public offering prices of $18.00 and $50.00 per share, respectively (the initial public offering together with the concurrent public offering, the “IPO”) for total proceeds of $572.5 million (or approximately $550 million after underwriting discounts and commissions).